UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

Phoenix Energy One, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-42868	83-4526672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18575 Jamboree Road, Suite 830
Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 416-5037

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Cumulative Redeemable Preferred Shares	PHXE.P	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2026, Phoenix Energy One, LLC (the “Company”) entered into new employment agreements with each of Adam Ferrari, the Company’s Chief Executive Officer, Curtis Allen, the Company’s Chief Financial Officer, and Lindsey Wilson, the Company’s Chief Business Officer, in each case, effective January 1, 2026 (collectively, the “New Employment Agreements”), which supersede in their entirety the prior employment agreements with the foregoing executive officers that were entered into on May 8, 2025 and effective January 1, 2025 (collectively, the “Prior Employment Agreements”).

Pursuant to the New Employment Agreements with Messrs. Ferrari and Allen, each of Messrs. Ferrari and Allen continue to be entitled to receive variable revenue-based compensation for fiscal year 2026 tied to assumed gross revenue targets of the Company, equal to 0.9% and 0.45% of such assumed gross revenue, respectively, which percentages are reduced from those in effect under the Prior Employment Agreements of 1.1% and 0.55% for Messrs. Ferrari and Allen, respectively. Payments of such variable compensation will be made twice monthly during fiscal year 2026 based on the assumed achievement of the revenue target, with a final true up payment to occur in December 2026.

Pursuant to the New Employment Agreement with Ms. Wilson, Ms. Wilson is no longer entitled to receive the variable revenue-based compensation under her Prior Employment Agreement but rather is entitled to receive base salary for fiscal year 2026 in the amount of $575,000. Ms. Wilson’s annual base salary may be changed by the Company from time to time upon notice to Ms. Wilson.

The New Employment Agreements were approved by the non-executive members of the board of directors of the Company in accordance with the Company’s governance policies currently in effect.

The foregoing descriptions of the New Employment Agreements are summaries and qualified in their entirety by reference to the New Employment Agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Employee Agreement, by and between Phoenix Energy One, LLC and Adam Ferrari, effective as of January 1, 2026.

10.2	Employee Agreement, by and between Phoenix Energy One, LLC and Curtis Allen, effective as of January 1, 2026.

10.3	Employee Agreement, by and between Phoenix Energy One, LLC and Lindsey Wilson, effective as of January 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2026

PHOENIX ENERGY ONE, LLC

By:	/s/ Curtis Allen
Curtis Allen
Chief Financial Officer